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    As filed with the Securities and Exchange Commission on December 4, 2000


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      ------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of report (date of earliest event reported):
                                December 4, 2000



                  Exact name of registrant as specified
Commission        in its charter, address of principal executive       State of                  I.R.S. Employer
File Number       offices, and telephone number                        Incorporation             Identification No.

1-15929           CP&L ENERGY, INC.                                    North Carolina             56-2155481
                  411 Fayetteville Street
                  Raleigh, North Carolina 27601-1748
                  Telephone:  (919) 546-6411

The address of registrant has not changed since the last report.

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ITEM 5. OTHER EVENTS

         On December 4, 2000, CP&L Energy announced that the company's name was changed to "Progress Energy, Inc." The company will commence trading under its new New York Stock Exchange ticker symbol "PGN" on December 11, 2000. See
Exhibit 99.1 filed herewith.

ITEM 7. FINANCIAL STATEMENTS TO PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits.

              99.1 Press Release, dated December 4, 2000 (filed herewith).

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CP&L ENERGY, INC.
                                             Registrant


                                             By:  /s/ Peter M. Scott III
                                                --------------------------------
                                                   Peter M. Scott III
                                                   Executive Vice President and
                                                   Chief Financial Officer


Date:  December 4, 2000